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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)        August 30, 1996
                                                 ------------------------------

                          NEVADA ENERGY COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-14873                  84-0897771
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation                File Number)           Identification No.)

     401 East Fourth Street, Reno, NV                                  89512
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       (702) 786-7979
                                                   -----------------------------

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         (Former name or former address, if changed since last report)


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                          NEVADA ENERGY COMPANY, INC.

                                     INDEX


ITEM NUMBER AND CAPTION                                             PAGE NUMBER
- -----------------------                                             -----------

Item 2.  Disposition of Assets. . . . . . . . . . . . . . . . . . .      1



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ITEM 2.  DISPOSITION OF ASSETS.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (a)

On August 16, 1996, Nevada Energy Company, Inc., ("NEC") executed an agreement ("Agreement") with Nevada Energy Partners I, Limited Partnership, a Nevada Limited Partnership, ("NEP") and Nevada Electric Power Company ("NEPC"), a Nevada corporation. NEP is controlled by its General Partner, NEPC. NEPC is a corporation wholly owned by NEC's president, Jeffrey E. Antisdel. Principals utilized in determining the amount and type of consideration for the Agreement were based upon an arms-length negotiation between members of NEC's Board of Directors and legal counsel representing NEPC. The effective date ("Effective Date") of the transaction(s) contemplated under the Agreement is scheduled for September 1, 1996, with the Agreement and all related documentation to be held in escrow pending completion of post-closing events.

Terms of the Agreement provide that NEC and NEP will exchange, in non-cash transaction(s), an exchange of common stock, assets and rights. The Agreement is summarized as follows: (i) NEC shall withdraw as a limited partner from NEP and waive all present and future rights to all assets, litigation rights or other attributes of NEP, (ii) NEC will transfer to NEP all rights and ownership to Combustion Energy Corporation ("CEC"), a Nevada corporation and wholly owned subsidiary of NEC to NEP, and (iii) NEC will redeem all 4,437,473 Class B Common shares owned by NEP, in exchange for an equal number of Class A Common shares of NEC.

Items described in items (i), (ii), and (iii) above, are to be delivered in consideration of NEP and NEPC's release of all ownership in 4,437,473 Class B Common shares, NEP and NEPC's release of all present right for the issuance of 8,865,774 additional Class B Common shares, NEP and NEPC's release of all future Class B Common share issuances resulting from future Class A Common Stock issuances. In addition, NEP and NEPC agree to indemnify NEC for any present or future litigation expenses, obligations or damages resulting from a litigation in which NEP is the plaintiff and counter defendant in litigation in the Second District Court in Washoe County, State of Nevada, in Case No. CV92-04609, Department 1.

NEP is a controlled by it's General Partner NEPC, a corporation wholly owned by NEC's president, Jeffrey E. Antisdel. NEP's is a limited partnership in which its primary assets are NEC Class B Common stock, rights to future Class B share issuances, and NEP's litigation (Case No. CV92-04609) rights set forth above.

The NEC's wholly owned subsidiary CEC conducts its business under the name of Herth Printing and Business Supplies, a company engaged in the manufacture and sale of printed materials and sale and distribution of business supplies.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NEVADA ENERGY COMPANY, INC.


                                         /s/  JEFFREY E. ANTISDEL
                                         ---------------------------------------
                                         Jeffrey E. Antisdel, President

Date:  August 30, 1996
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